Exhibit 99.7

CONDOR HOSPITALITY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma consolidated financial statements apply pro forma adjustments to our historical consolidated financial statements to give effect to (a) our acquisition of four Home2 Suites hotels in 2017, consisting of (i) the 105-room Home2 Suites Memphis/Southaven hotel in Southaven, MS on April 14, 2017, (ii) the 91-room Home2 Suites Austin/Round Rock hotel in Round Rock, TX on March 24, 2017, (iii) the 103-room Home2 Suites Lexington University/Medical Center hotel in Lexington, KY on March 24, 2017, and (iv) the 132-room Home2 Suites Tallahassee State Capitol hotel in Tallahassee, FL on March 24, 2017, and (b) our planned acquisition of three hotels in Texas (the “Texas Portfolio”) pursuant to a purchase agreement dated July 17, 2017, consisting of (i) the 124-room Fairfield Inn & Suites El Paso Airport in El Paso, TX, (ii) the 122-room TownePlace Suites Austin North Tech Ridge in Austin, TX, and (iii) the 120-room Residence Inn Austin Airport in Austin, TX.

The closing of the planned acquisition of the Texas Portfolio is subject to customary closing conditions including accuracy of representations and warranties and compliance with covenants and obligations. The closings of the El Paso and Austin Airport properties are expected to occur in the late third quarter of 2017 while the closing of the Austin North Tech Ridge property is expected to occur in the first quarter of 2018. However, there can be no guarantee that these transactions will close. The total purchase price allocated to these planned acquisitions is based on preliminary estimates and is subject to change.

The unaudited pro forma consolidated balance sheet as of June 30, 2017 assumes that the hotels in the Texas Portfolio were acquired on June 30, 2017. No adjustment was made for the Home2 Suites acquisitions that occurred prior to June 30, 2017 as they are already reflected in the consolidated balance sheet as of that date. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2017 and the year ended December 31, 2016 give effect to all of the transactions referred to above as if they had occurred on January 1, 2016.

On March 15, 2017, we effected a 1-for-6.5 reverse stock split of our common stock. All share and per share data for common stock herein reflects this reverse stock split.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position or results of operations would have been had the transactions occurred on the dates indicated, or of future results of operations or financial condition, and should not be viewed as indicative of future results of operations or financial condition. In the opinion of management, all adjustments necessary to reflect the effects of the transactions discussed above have been made.

These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by, our historical consolidated financial statements and the related notes thereto, which appear in our Pre-Effective Amendment No. 2 to Registration Statement on Form S-11/A (333-213080) filed with the Securities and Exchange Commission (“SEC”) on March 20, 2017, and the Quarterly Report on Form 10-Q as of and for the three and six months ended June 30, 2017, filed with the SEC on August 8, 2017, as well as the Company’s Current Reports on Form 8-K and 8-K/A related to these acquisitions filed with the SEC on March 30, 2017, April 19, 2017, and July 19, 2017, as well as this Form 8-K/A, the notes to the unaudited pro forma consolidated financial statements included in this Form 8-K/A, and the historical financial statements and related notes of the acquired hotels included as Exhibits to this filing as well as Exhibits to the Form 8-K/A filed with the SEC on April 19, 2017.

Condor Hospitality Trust, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2017

(In thousands, except share amounts and per share data)

	[A]	[B]
	Historical Condor	Texas Portfolio Acquisitions	Pro Forma Condor
Assets
Investments in hotel properties, net	$187,737	59,975	$247,712
Investment in unconsolidated joint venture	8,772	—	8,772
Cash and cash equivalents	5,930	(375)	5,555
Restricted cash, property escrows	4,542	—	4,542
Accounts receivable, net of allowance for doubtful accounts of $25	1,727	—	1,727
Prepaid expenses and other assets	1,614	—	1,614
Derivative assets, at fair value	339	—	339
Investment in hotel properties held for sale, net	3,800	—	3,800

Total Assets	$214,461	59,600	$274,061

Liabilities and Equity
Liabilities
Accounts payable, accrued expenses, and other liabilities	$6,882	—	$6,882
Dividends payable	2,267	—	2,267
Convertible debt, at fair value	1,050	—	1,050
Long-term debt, net of deferred financing costs	90,176	59,450	149,626
Long-term debt related to hotel properties held for sale, net of deferred financing costs	421	—	421

Total Liabilities	100,796	59,450	160,246

Equity
Shareholders’ equity
Preferred stock, 40,000,000 shares authorized:
6.25% Series E, 925,000 shares authorized, $0.01 par value, 925,000 shares outstanding, liquidation preference of $9,250	10,050	—	10,050
Common stock, $.01 par value, 200,000,000 shares authorized; 11,628,139 shares outstanding	116	—	116
Additional paid-in capital	228,069	—	228,069
Accumulated deficit	(125,843)	—	(125,843)

Total Shareholders’ Equity	112,392	—	112,392
Noncontrolling interest in consolidated partnership, redemption value $786 (actual), $939 (as adjusted)	1,273	150	1,423

Total Equity	113,665	150	113,815

Total Liabilities and Equity	$214,461	59,600	$274,061

See accompanying notes and management’s assumptions to unaudited pro forma consolidated financial statements.

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED

PRO FORMA CONSOLIDATED BALANCE SHEET

(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[A] Represents Condor Hospitality Trust, Inc.’s (the “Company’s”) unaudited consolidated balance sheet as of June 30, 2017 in our Quarterly Report on Form 10-Q as filed with the SEC on August 8, 2017.

[B] Represents the acquisition of the three hotels included in the Texas Portfolio as discussed above as if they had occurred on June 30, 2017. The combined contracted purchase price for the hotels is $59,600 plus initial franchise fees estimated at $375.

These acquisitions will be recorded under the purchase method of accounting. The total consideration being paid to the seller of these hotels will be allocated to the hotel assets acquired at their fair value on the date of acquisition in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations. The allocation of fair value detailed in the table below is based on the Company’s preliminary estimates and is subject to change based on the final determination of the fair value of assets acquired.

Acquired Assets
Land	$4,998
Building and improvements	49,265
Site improvements	1,736
Furniture and equipment	3,601
Initial franchise fees	375

Contractual Purchase Price plus Franchise Fees Paid	$59,975

The Company expects that the Texas Portfolio acquisitions will be primarily financed with borrowings totaling $59,450 under the Company’s existing senior secured credit facility. The acquisitions will also be partially financed with the issuance of $150 in value of common units in the Company’s partnership, Condor Hospitality Limited Partnership (“CHLP”) with the initial franchise fees paid in cash.

The Company’s senior secured credit facility (“the credit facility”) is dated March 1, 2017 and was entered into with KeyBank National Association, as administrative agent and lender, KeyBanc Capital Markets Inc. and The Huntington National Bank, as joint lead arrangers, and other lenders and agents party thereto. The facility is guaranteed by the Company and its material subsidiaries that do not have stand-alone financing. Borrowings bear interest based on a leverage-based pricing grid, at the Company’s option, at either LIBOR plus a spread ranging from 2.25% to 3.00% (depending on leverage) or a base rate plus a spread ranging from 1.25% to 2.00% (depending on leverage). The facility matures on March 1, 2020 and has two one-year extension options subject to certain conditions, including the completion of specific capital achievements. The facility contains customary representations and warranties, covenants and events of default. An interest rate of 3.7%, the current rate on the credit facility as of June 30, 2017, was utilized for the purpose of these pro forma financials in relation to the Texas Portfolio acquisitions.

Condor Hospitality Trust, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2017

(In thousands, except per share amounts)

	[AA]	[BB]	[CC]
	Historical Condor	Home2 Suites Acquisitions	Texas Portfolio Acquisitions	Pro Forma Condor
Revenue
Room rentals and other hotel services	$24,613	3,612	5,709	$33,934

Operating Expenses
Hotel and property operations	16,837	2,035	3,410	22,282
Depreciation and amortization	2,820	736	1,006	4,562
General and administrative	3,003	—	—	3,003
Acquisition and terminated transactions	717	—	—	717
Terminated equity transactions	343	—	—	343

Total operating expenses	23,720	2,771	4,416	30,907

Operating income	893	841	1,293	3,027
Net gain on disposition of assets	4,849	—	—	4,849
Equity in earnings of joint venture	136	—	—	136
Net gain on derivatives and convertible debt	402	—	—	402
Other expenses, net	(40)	—	—	(40)
Interest expense	(2,063)	(713)	(1,090)	(3,866)
Loss on debt extinguishment	(800)	—	—	(800)
Impairment loss	(750)	—	—	(750)

Net earnings from continuing operations before income taxes	2,627	128	203	2,958
Income tax expense	(35)	—	—	(35)

Net earnings from continuing operations	2,592	128	203	2,923
Earnings from continuing operations attributible to noncontrolling interests	(17)	(17)	(26)	(60)

Net earnings from continuing operations attributable to controlling interest	2,575	111	177	2,863
Dividends declared and undeclared and in kind dividends deemed on preferred stock	(11,874)	—	—	(11,874)

Net earnings (loss) from continuing operations attributable to common shareholders	$(9,299)	111	177	$(9,011)

Earnings per share
Continuing operations - Basic	$(1.28)			$(1.24)
Continuing operations - Diluted	$(1.28)			$(1.24)

See accompanying notes and management’s assumptions to unaudited pro forma consolidated financial statements.

Condor Hospitality Trust, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2016

(In thousands, except per share amounts)

	[AA]	[BB]	[CC]
	Historical Condor	Home2 Suites Acquisitions	Texas Portfolio Acquisitions	Pro Forma Condor
Revenue
Room rentals and other hotel services	$50,647	15,364	5,226	$71,237

Operating Expenses
Hotel and property operations	37,092	8,555	3,607	49,254
Depreciation and amortization	5,190	3,037	901	9,128
General and administrative	5,792	—	—	5,792
Acquisition and terminated transactions	550	—	—	550
Terminated equity transactions	—	—	—	—

Total operating expenses	48,624	11,592	4,508	64,724

Operating income	2,023	3,772	718	6,513
Net gain on disposition of assets	23,132	—	—	23,132
Equity in loss of joint venture	(244)	—	—	(244)
Net gain on derivatives and convertible debt	6,377	—	—	6,377
Other income, net	55	—	—	55
Interest expense	(4,710)	(3,061)	(923)	(8,694)
Loss on debt extinguishment	(2,187)	—	—	(2,187)
Impairment loss	(1,477)	—	—	(1,477)

Net earnings (loss) from continuing operations before income taxes	22,969	711	(205)	23,475
Income tax expense	(125)	—	—	(125)

Net earnings (loss) from continuing operations	22,844	711	(205)	23,350
Loss (earnings) from continuing operations attributible to noncontrolling interests	(706)	(575)	165	(1,116)

Net earnings (loss) from continuing operations attributable to controlling interest	22,138	136	(40)	22,234
Dividends declared and undeclared and in kind dividends deemed on preferred stock	(20,748)	—	—	(20,748)

Net earnings (loss) from continuing operations attributable to common shareholders	$1,390	136	(40)	$1,486

Earnings per share
Continuing operations - Basic	$1.82			$1.95
Continuing operations - Diluted	$0.78			$0.83

See accompanying notes and management’s assumptions to unaudited pro forma consolidated financial statements.

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[AA] Represents the Company’s unaudited consolidated statement of operations for the six months ended June 30, 2017 in our Quarterly Report on Form 10-Q as filed with the SEC on August 8, 2017 and the consolidated statement of operations for the year ended December 31, 2016 in our Pre-Effective Amendment No. 2 to Registration Statement on Form S-11/A (333-213080) filed with the SEC on March 20, 2017.

[BB] Represents the operations of the four Home2 Suites hotel acquisitions giving effect to the acquisitions as if they had occurred on January 1, 2016. The combined purchase price for the hotels was $73,750 plus initial franchise fees of $600.

Revenues and hotel and property operations expenses are based on historical financial statements for the hotels for the respective periods after adjusting those numbers for specific verifiable and continuing changes in operating expenses (differences in management fees charged to the hotels historically and the post-acquisition contracts entered into by the Company) as well as pro forma adjustments to depreciation and interest expense. These four hotels were in operation for the entirety of all periods presented.

Pro forma depreciation and amortization is based on the post-acquisition depreciable basis of the investment in hotel properties per the final purchase accounting performed for the acquisitions with asset lives of 40 years for buildings and improvements, 5 to 18 years for site improvements, 5 years for furniture and equipment, and the remaining term of the franchise agreement for franchise fees. These acquisitions were recorded under the purchase method of accounting. The total consideration being paid to the seller of these hotels was allocated to the hotel assets acquired at their fair value on the date of acquisition in accordance with FASB ASC 805, Business Combinations as detailed in the table below:

Acquired Assets
Land	$4,822
Building and improvements	61,650
Site improvements	1,920
Furniture and equipment	5,260
Franchise fees	600

Total investment in hotel properties	74,252
Intangible asset - franchise fees	98

Contractual Purchase Price plus Franchise Fees Paid	$74,350

The Home2 Suites portfolio acquisition was partially financed with borrowings under the credit facility totaling $54,602 (related to the Round Rock, Lexington, and Tallahassee properties) and the assumption of existing secured indebtedness of $9,096 (related to the Southaven property). The acquisitions were also partially financed with the issuance of $200 in value of common units in CHLP, which totaled 800,000 common units.

The assumed loan related to the Southaven property is payable to the U.S. Bank National Association, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2014-C-18, Commercial Mortgage Pass-Through Certificates, Series 2014-C-18, bears interest at a fixed rate of 4.54%, requires monthly principal and interest payments of $48, and matures on August 1, 2024. The loan is non-recourse to the Company, except for certain customary carve-outs which are guaranteed by the Company

Interest expense adjustments include interest expense as well as the amortization of deferred financing costs related to the drawdown of the credit facility and the loan assumed at the time of the acquisitions as described above. An interest rate of 4.8%, the rate on the credit facility as of the time of these acquisitions, was utilized for the purpose of these pro forma financials related to the Home2 Suites acquisitions. If the variable rate of the credit facility were to increase by 1/8%, the annual increase in interest expense would be $68 related to the Home2 Suites acquisitions.

[CC] Represents the operations of three Texas Portfolio hotel acquisitions giving effect to the acquisitions as if they had occurred on January 1, 2016. Revenues and hotel and property operations expenses are based on historical financial statements for the hotels for the respective periods after adjusting those numbers for specific verifiable and continuing changes in operating expenses (differences between estimated management fees and those charged to the hotels historically) as well as pro forma adjustments to depreciation and interest expense. The Fairfield Inn & Suites El Paso has been in operation for the entirety of all periods presented, the TownePlace Suites Austin has been in operation since January 3, 2017, and the Residence Inn Austin has been in operation since August 3, 2016.

Pro forma depreciation and amortization is based on the post-acquisition depreciable basis of the investment in hotel properties per the final purchase accounting performed for the acquisitions with asset lives of 40 years for buildings and improvements, 5 to 20 years for site improvements, 5 to 6 years for furniture and equipment, and the remaining term of the franchise agreement for franchise fees. The purchase accounting for the Texas Portfolio is discussed in Note [B] above. Pro forma depreciation expense was adjusted to take into account the opening date of each hotel as discussed above.

Interest expense adjustments include interest expense related to the estimated drawdown of the credit facility at the time of the acquisitions as described in Note [B] above. Pro forma interest expense was adjusted to include interest beginning at the opening date of each hotel as discussed above. If the variable rate of the facility were to increase by 1/8%, the annual increase in interest expense would be $74 related to the Texas Portfolio acquisitions.